UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2006



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

             Texas                  001-31346              76-0281502
  (State or other jurisdiction     (Commission          (I.R.S. Employer
        of incorporation)          File Number)         Identification No.)


           10370 Richmond Avenue, Suite 990                     77042
                      Houston, TX
       (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code: (713) 974-9071

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

  |_| Written communication pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
  |_| Pre-commencement communication pursuant to Rule 14b-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On July 27, 2006, W-H Energy Services, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) On July 27, 2006, the Company publicly announced that its Board of Directors had appointed Mr. Jeffrey L. Tepera as Vice President and Chief Operating Officer of the Company and Mr. Ernesto Bautista, III as Vice President and Chief Financial Officer of the Company. The appointments are effective as of July 18, 2006.

     Mr. Tepera, age 40, previously served as the Company's Vice President and Chief Financial Officer since March 2000. From December 1997 until March 2000, Mr. Tepera served as the Company's Vice President and Treasurer.

     Mr. Bautista, age 34, is a certified public accountant and previously served as the Company's Vice President and Corporate Controller since May 2000.

     Mr. Tepera and Mr. Bautista are parties to separate employment agreements with the Company. The terms of Mr. Tepera's employment agreement are described in the Company's definitive proxy statement filed on Schedule 14A with the U.S. Securities and Exchange Commission on April 4, 2006, and the terms of Mr. Bautista's employment agreement are described in the Company's definitive proxy statement filed on Schedule 14A with the U.S. Securities and Exchange Commission on April 5, 2005. Both of such descriptions are incorporated herein by reference.


Item 7.01    Regulation FD Disclosure.

     The information set forth under Item 2.02 Results of Operations and Financial Condition is hereby incorporated into this Item 7.01 by reference. As previously announced, the Company intends to host a conference call at 11:00 a.m., central time, on July 27, 2006 to discuss its financial results for the quarter ended June 30, 2006 and its expectations for the third quarter of 2006.


Item 9.01    Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

     (c) Exhibits

             Exhibit No.           Description
             -----------           -----------

             99.1 Press Release dated July 27, 2006 (furnished herewith).


     Pursuant to General Instruction B.2 of Form 8-K, the information contained herein, including in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 W-H ENERGY SERVICES, INC.



Date: July 27, 2006              By:  /s/ Ernesto Bautista, III
                                      ------------------------------------------
                                      Ernesto Bautista, III
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                            Description
-----------                            -----------

99.1                                   Press Release dated July 27, 2006